UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 6, 2011

GANNETT CO., INC.

(Exact name of registrant as specified in charter)

Delaware	1-6961	16-0442930
(State or Other Jurisdiction of Incorporation or Organization of Registrant)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia		22107-0910
(Address of principal executive offices)		(Zip Code)

(703) 854-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1.	Resignation of Craig A. Dubow as Chairman, Director and Chief Executive Officer

On October 6, 2011, Craig A. Dubow resigned as chairman of the board of directors (the “Board”), director and chief executive officer of Gannett Co., Inc. (the “Company”), effective immediately, to address continuing issues relating to prior medical conditions. In connection with his resignation, Mr. Dubow will receive the benefits and payments which become payable in connection with a termination of his employment related to a disability, in accordance with his employment agreement with the Company dated as of February 27, 2007 (such employment agreement previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006), and as amended on August 7, 2007 (such amendment previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended July 1, 2007) and December 24, 2010 (such amendment previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010).

2.	Appointment of Gracia C. Martore as Chief Executive Officer and Director

On October 6, 2011, the Board appointed Gracia C. Martore as chief executive officer and director, replacing Mr. Dubow in both capacities. Ms. Martore, 60, currently serves as the president and chief operating officer of the Company. Ms. Martore previously served as an executive vice president and the chief financial officer of the Company from 2006 to 2010 and as a senior vice president and the chief financial officer of the Company from 2003 to 2006.

3.	Appointment of Marjorie Magner as Chairman of the Board

On October 6, 2011, the Board appointed Marjorie Magner as chairman of the Board.

4.	Resignation of Marjorie Magner as Chairman of the Audit Committee

On October 6, 2011, Ms. Magner resigned as chairman of the Audit Committee of the Board.

5.	Appointment of John Cody as Chairman of the Audit Committee

On October 6, 2011, the Board appointed John Cody as chairman of the Audit Committee of the Board.

Item 7.01. Regulation FD Disclosure

A press release announcing Mr. Dubow’s resignation and the appointments of Ms. Martore as chief executive officer and Ms. Magner as chairman is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit 99.1

Press Release dated October 6, 2011.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: October 7, 2011	By:	/s/ Todd A. Mayman
Todd A. Mayman
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated October 6, 2011